UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 3, 2017

Taxus Cardium Pharmaceuticals Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33635	27-0075787
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11568 Sorrento Valley Rd., Suite 14
San Diego, California		92121
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (858) 436-1000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01   Angionetics to Present at Two Healthcare Conferences

On January 3, 2017, Taxus Cardium Pharmaceuticals Group Inc. issued a press release announcing that Mr. Christopher J. Reinhard, the Chief Executive Officer of its majority-owned subsidiary focused on the Phase 3 clinical development of Generx [Ad5FGF-4] angiogenic cardiovascular gene therapy, Angionetics Inc., will be presenting at two San Francisco-based healthcare conferences as follows: (1) the OneMed Forum on Monday January 9, at 12:00 Noon PT at Elks Club, located at 450 Post Street; and (2) the Biotech Showcase 2017 Conference on Monday, January 9, 2017 at 4:15 PT at the Hilton San Francisco Union Square.  A copy of the press release is attached hereto as Exhibits 99.1.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description of Exhibit
99.1	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Taxus Cardium Pharmaceuticals Group, Inc.

By:	/s/ Christopher J. Reinhard
Christopher J. Reinhard
Chief Executive Officer

Date: January 3, 2017